                                                                  EXHIBIT 10.20

                               SERVICES AGREEMENT
                               ------------------


     This Agreement is made as of July 1, 2000, among PPL Corporation ("PPL"), PPL Energy Funding Corporation and its direct and indirect subsidiaries in various tiers, PPL Capital Funding, Inc., PPL Gas Utilities Corporation, PPL Services Corporation and CEP Commerce, LLC.

     WHEREAS, PPL, under its Amended and Restated Articles of Incorporation, may engage in any lawful act concerning any lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law and was formed in 1995 for the purpose of separating PPL's regulated and unregulated business activities; and

     WHEREAS, the following four subsidiaries within the PPL family of companies are regulated public utilities under the Pennsylvania Public Utility Code: PPL Electric Utilities Corporation, PFG Gas, Inc., North Penn Gas Company and PPL Interstate Energy Company (the "Regulated Companies"); and

     WHEREAS, the provision of services between the Regulated Companies and affiliates of the Regulated Companies, as the term affiliates is defined in the Pennsylvania Public Utility Code, is governed by affiliated interest agreements subject to Chapter 21 of the Pennsylvania Public Utility Code and not governed by this Services Agreement; and

     WHEREAS, PPL and certain other subsidiaries in the PPL family of companies are not regulated public utilities under the Pennsylvania Public Utility Code, and a list of PPL and such unregulated subsidiaries, which list may be updated from time to time, is attached as Appendix "A" to this Service Agreement (collectively, the "Unregulated Companies"); and

     WHEREAS, the Unregulated Companies each possess knowledge and skill in various aspects of business operations; and

     WHEREAS, the provisions of certain services between individual Unregulated Companies will enable the parties to obtain these services effectively and efficiently; and

     WHEREAS, the Unregulated Companies desire to procure services from each other on a non-exclusive basis, and the Unregulated Companies are willing to provide these services to each other pursuant and subject to the terms and conditions of this Agreement; and

     NOW, THEREFORE, in consideration of the agreements set forth herein and intending to be legally bound hereby, the Unregulated Companies agree as follows:

     A. SERVICES
        --------

     1. The Unregulated Companies agree to provide, on an as-available basis, such services as may from time to time be requested by one another. These services may include any services necessary and appropriate to the safe, efficient and cost-effective operation of Unregulated Companies' businesses, including but not limited to, executive management, administration, accounting, finance, legal, communications, purchasing, billing, information systems, corporate secretarial, human resources, insurance and other similar types of services.

     2. The Unregulated Companies may request services of this nature from time to time on an as-needed basis. The Unregulated Companies are under no obligation to procure a set amount of services pursuant to this Agreement. In addition, the Unregulated Companies are not obligated to procure these types of services solely from the other parties to this Agreement. If they so desire, the Unregulated Companies may procure these or similar services from third-party providers.

     3. With respect to services provided to PPL Susquehanna, LLC; in order to help assure the safe operation of the Susquehanna Steam Electric Station and compliance with applicable regulatory requirements, PPL Susquehanna, LLC shall have final decision-making authority over any such services involved in Nuclear Regulatory Commission licensed activities.

     B. COSTS AND ACCOUNTING
        --------------------

     1. Services provided pursuant to Section A of this Service Agreement are to be charged to the recipient at their full cost to the provider. Full cost includes the following:

     a. Direct Costs

        ------------

     If costs can be determined with reasonable certainty, these costs will be assumed to be the direct and full costs of providing the services at issue.

     b. Indirect Costs

        --------------

     Costs shall include applicable indirect costs such as overhead, to the extent that such costs can be calculated with reasonable certainty and are readily ascertainable. For example, costs associated with an individual's time may include a component for additional, related costs, as appropriate (e.g., applicable employee benefit costs).

     c. Allocation

        ----------

     If charges cannot be directly assigned to one party, they will be allocated between the parties based on a reasonable approximation of the costs attributable to each party.

     C. BILLING AND PAYMENT
        -------------------

     1. The Unregulated Companies providing services under Section A of this Agreement shall submit invoices to or directly charge, on a monthly or more frequent basis, the Unregulated Companies receiving such services. Such invoices or direct charges shall reference the service provided and the associated costs, which shall be determined in accordance with Section B of this Agreement.


     2. Invoices or direct charges shall be due and payable within sixty (60) days after receipt.

     D. GENERAL
        -------

     1. Subsidiary Participation
        ------------------------

     Unregulated Companies as used in this Agreement shall include all direct or indirect subsidiary companies of PPL other than PPL Electric Utilities Corporation, PFG Gas, Inc., North Penn Gas Company and PPL Interstate Energy

Company and any other public utilities regulated under the Pennsylvania Public Utility Code, whether or not such Unregulated Companies are identified in Appendix "A" as amended from time to time.

     2. Term
        ----

     The term of this Agreement shall commence on the date first set forth above.

Thereafter, this Agreement shall continue in full force and effect until terminated by agreement of the parties upon 90 days' written notice to the other parties its election to do so.

     3. Governing Law
        -------------

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     4. Counterparts
        ------------

     This Agreement may be executed in more than one counterpart, each of which shall be an original and all of which shall together constitute a single instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as set forth below.

                                 PPL CORPORATION

                              By: /s/ James E. Abel
                                   -----------------
                               Name: James E. Abel

                               Title: Vice President - Finance and Treasury
                                      -------------------------------------


                               PPL ENERGY FUNDING CORPORATION


                              By: /s/ James E. Abel
                                  -----------------
                               Name: James E. Abel

                                Title: Treasurer
                                       ---------

                               PPL CAPITAL FUNDING, INC.


                               By:  /s/ James E. Abel
                                    -----------------
                               Name: James E. Abel

                                Title: Treasurer
                                       ---------


                               PPL GAS UTILITIES CORPORATION


                              By: /s/ James E. Abel
                                   -----------------
                               Name: James E. Abel

                                Title: Treasurer
                                      ---------

                              PPL SERVICES CORPORATION


                              By: /s/ James E. Abel
                                   -----------------
                               Name: James E. Abel

                                Title: Vice President and Treasurer
                                       ----------------------------


                              CEP COMMERCE, LLC

                              By: /s/ James E. Abel
                                   -----------------
                               Name: James E. Abel

                                Title: Vice President
                                       --------------

                                  APPENDIX "A"

                        LIST OF UNREGULATED SUBSIDIARIES
                   IN THE PPL CORPORATION FAMILY OF COMPANIES
                 (NOT INCLUDING SUBSIDIARIES OF PPL GLOBAL, LLC)


PPL Corporation

o   PPL Energy Funding Corporation

    -    PPL EnergyPlus, LLC
         -    PPL Synfuel Investments, LLC
              -    PPL Somerset, LLC
              -    Clymer Fuels, LLC
         -    PPL Spectrum, Inc.
         -    PPL Energy Services Holdings, LLC
              -    H.T. Lyons, Inc.
              -    McClure Company
              -    McCarl's, Inc.
              -    Burns Mechanical, Inc.
              -    Western Mass. Holdings, Inc.
    -    PPL Generation, LLC
         -    PPL Maine, LLC
              -    PPL Great Works, LLC
              -    Penobscot Hydro Co., Inc.
         -    PPL Susquehanna, LLC
         -    PPL Martins Creek, LLC
         -    PPL Brunner Island, LLC
         -    PPL Montour, LLC
              - PPL Rights, Inc.
                   (subsidiary of PPL Martins Creek, PPL Brunner Island and PPL Montour)
         -    PPL Holtwood, LLC
         -    PPL Montana Holdings, LLC
              -    Colstrip Comm Serv, LLC
              -    PPL Montana, LLC
                   -    PPL Colstrip I, LLC
                   -    PPL Colstrip II, LLC
              -    Pennsylvania Mines Corporation
              -    Realty Company of Pennsylvania
                   -    BDW Corp.
                   -    Lady Jane Collieries, Inc.
                   -    Greene Manor Coal Company

    - PPL Global, LLC (Unregulated Subsidiaries omitted)
    - CEP Delaware, Inc.
    - CEP Reserves, Inc.
      -    CEP Securities Co., LLC

o   PPL Capital Funding, Inc.

o   PPL Gas Utilities Corporation

o   PPL Services Corporation

o   CEP Commerce, LLC
    (subsidiary of PPL Electric Utilities Corporation)

